SUPPLEMENT DATED MAY 16, 2007 TO
ICON FUNDS CLASS A SHARES PROSPECTUS DATED JANUARY 29, 2007
The ICON Funds Class A Shares Prospectus is hereby amended as follows:
The section of the Prospectus titled “Portfolio Managers” is amended on pages 47 and 48 by replacing the first through seventh paragraphs with the following:
Investment Committee Members
ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Investment Committee members have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Investment Committee member assigned to the relevant sector, country or Fund.
Robert Straus is responsible for the Information Technology and Consumer Discretionary sectors and shares responsibility for the Energy sector; Derek Rollingson is responsible for the Financials and Leisure and Consumer Staples sectors and shares responsibility for the Energy and Materials sectors; and Todd Burchett is responsible for the Healthcare and Telecommunication & Utilities sectors and shares responsibility for the Industrials sector. Scott Snyder is responsible for the international funds. Zach Jonson shares responsibility for the Industrials and Materials sectors. Investment decisions are subject to a Fund’s objective(s), policies, and restrictions and the oversight of the ICON Investment Committee.
The primary Investment Committee members for the ICON Funds Class A Shares are:

Fund	Investment Committee Member	Tenure
ICON Core Equity Fund	Derek Rollingson	Since October 2002
	Robert Straus	Since October 2002
	Todd Burchett	Since January 2006
	Zach Jonson	Since January 2007
ICON Equity Income Fund	Derek Rollingson	Since October 2002
ICON Income Opportunity Fund	Robert Straus	Since October 2002
ICON Long/Short Fund	Todd Burchett	Since May 2007
ICON Asia-Pacific Region Fund	Scott Snyder	Since November 2005
ICON Europe Fund	Scott Snyder	Since November 2005
ICON International Equity Fund	Scott Snyder	Since November 2005
Todd Burchett is a member of ICON’s Investment Committee. Mr. Burchett joined ICON in 2005 as a Research Analyst and was named to the Investment Committee in 2006. He is also a Chartered Financial Analyst Level III candidate. Prior to joining ICON, Mr. Burchett was employed by The Ohio State University as a research and training assistant. He was also formerly a teacher, coach and faculty adviser for Rutland Vermont Public Schools.
Derek Rollingson is Vice President of Investments, Director of Research, and a senior member of ICON’s Investment Committee. Mr. Rollingson joined ICON in 2000 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.
Robert Straus is Vice President of Investments, Chief Investment Officer, and a senior member of ICON’s Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management LLC from 1999 to 2000. Mr. Straus is a Chartered Market Technician and has earned the right to use the Chartered Financial Analyst designation.
Scott Snyder is a member of ICON’s Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to a junior member of the Investment Committee, then a senior member. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder has earned the right to use the Chartered Financial Analyst designation.
Zach Jonson is a junior member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member of the Investment Committee in 2007. Mr. Jonson holds an NASD Series 7 registration and is pursuing a master’s of business administration degree. Prior to joining ICON, Mr. Jonson was employed by the University of Colorado as an administrative assistant in the office of student employment.